SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 23, 2001 (October 22, 2001)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

99 Copy of press release issued by the Company on October 22, 2001.

Item 9. Regulation FD Disclosure.

LifePoint Hospitals, Inc. (the “Company”) issued a press release on October 22, 2001 announcing its financial results for the quarter ended September 30, 2001. See the press release attached as Exhibit 99.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC

	By:	/s/	William F. Carpenter III

William F. Carpenter III Senior Vice President and General Counsel

Date: October 23, 2001

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99	Copy of press release issued by the Company on October 22, 2001.

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